UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2025

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2025, George E. Kilguss III, Executive Vice President and Chief Financial Officer of VeriSign, Inc. (the “Company”), informed the Company’s Board of Directors (the “Board”) of his intention to retire, effective May 31, 2025.

The Board has appointed John D. Calys, the Company’s Senior Vice President, Global Controller and Chief Accounting Officer, to succeed Mr. Kilguss upon the date of Mr. Kilguss’ retirement. In such roles, Mr. Calys will be the Company’s Principal Financial Officer and Principal Accounting Officer. Mr. Calys, age 65, has served as Senior Vice President, Global Controller and Chief Accounting Officer at Verisign since April 2024. From 2020, Mr. Calys served as its Senior Vice President and Global Controller and as Vice President and Global Controller from 2010 through 2020. He also served as its interim Chief Financial Officer in 2011 and 2012.

There are no arrangements or understandings between Mr. Calys and any other persons, pursuant to which he was appointed as Senior Vice President, Chief Financial Officer and Chief Accounting Officer, Principal Financial Officer and Principal Accounting Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Calys and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Calys and the Company have previously entered into the Company’s standard form of indemnity agreement. No decision as to new compensation terms have been made as of the date of this filing.

The Company anticipates Mr. Kilguss will serve as an advisor following his retirement, it is expected that Mr. Kilguss will be compensated for service as an advisor to the Company, but no decision as to such compensation terms have been made as of the date of this filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Text of press release of VeriSign, Inc. issued on February 13, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: February 13, 2025	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary